Exhibit 99.1

Carnival Corporation & plc Completes Unification of

Dual Listed Company Structure and Redomiciliation to Bermuda

MIAMI (May 7, 2026) – Carnival Corporation (NYSE: CCL) and Carnival plc announced today the completion of the unification of their dual listed company structure under a single company, Carnival Corporation Ltd. (the “Company”), with Carnival plc as a UK subsidiary of Carnival Corporation Ltd. (the “DLC Unification”). In addition, Carnival Corporation also migrated its jurisdiction of incorporation from the Republic of Panama to Bermuda and changed its name to “Carnival Corporation Ltd.” (the “Redomiciliation” and, together with the DLC Unification, the “DLC Unification and Redomiciliation Transactions”).

Completion of the DLC Unification and Redomiciliation Transactions will deliver a number of benefits to the Company and its shareholders, including creation of a single global share price, streamlined governance and reporting and reduced administrative costs. The DLC Unification and Redomiciliation Transactions are also expected to increase liquidity and weighting in major U.S. stock indexes. The Company believes that these benefits will strengthen its ability to deliver long-term shareholder value.

As a result of the Redomiciliation, the shares of Carnival Corporation common stock held by Carnival Corporation shareholders prior to the DLC Unification and Redomiciliation Transactions now represent the same number of common shares of Carnival Corporation Ltd. (the “Common Shares”). The Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the trading symbol “CCL.”

In connection with the DLC Unification and Redomiciliation Transactions, each Carnival plc shareholder subject to the scheme of arrangement is entitled to receive one Common Share of Carnival Corporation Ltd. for each Carnival plc ordinary share held as of 6:00 p.m. (BST) on May 5, 2026. The listing of Carnival plc securities on the Official List of the UK Financial Conduct Authority and the trading of Carnival plc securities on the London Stock Exchange and the NYSE were cancelled today, and Carnival plc intends to deregister its securities with the Securities and Exchange Commission. Carnival plc will be re-registered as a private limited company shortly after completion of the DLC Unification and Redomiciliation Transactions.

About Carnival Corporation Ltd.

Carnival Corporation is the largest global cruise company and among the largest leisure travel companies, with a portfolio of world-class cruise lines – AIDA Cruises, Carnival Cruise Line, Costa Cruises, Cunard, Holland America Line, P&O Cruises, Princess Cruises and Seabourn. Carnival Corporation trades under the ticker symbol CCL on the NYSE and is included in the S&P 500.

For more information, please visit www.carnivalcorp.com, www.aida.de, www.carnival.com, www.costacruises.com, www.cunard.com, www.hollandamerica.com, www.pocruises.com, www.princess.com and www.seabourn.com.

Carnival Corporation Investor Relations Contact

Beth Roberts, ir@carnival.com

Carnival Corporation Media Contacts

Jody Venturoni, jventuroni@carnival.com

Janna Rowell, jrowell@carnival.com

Cautionary Statement Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this document, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the parties’ ability to achieve the expected benefits from the DLC Unification and Redomiciliation Transactions, and the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control. Additional factors that may affect future results are contained in Carnival Corporation Ltd.’s filings with the SEC, including Carnival Corporation Ltd.’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and, except to the extent legally required, any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

SOURCE Carnival Corporation Ltd.